SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           AMENDMENT NO. 1 TO FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest reported): October 1, 2004

                             Tech Laboratories, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                 New Jersey
                 (State or Other Jurisdiction of Incorporation)

                  000-30712                      22-1436279
           (Commission File Number) (IRS Employer Identification No.)

                   955 Belmont Avenue, North Haledon, NJ 07508
               (Address of Principal Executive Offices)(Zip Code)

                                 (973) 427-5333
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

      (i) Effective October 1, 2004, Charles J. Birnberg, CPA ("Birnberg") was dismissed as the independent auditor for the Company due to the fact that Birnberg is not registered with the Public Company Accountants Oversight Board ("PCAOB"). On October 11, 2004, the Company engaged Russell & Atkins, PLC ("Russell & Atkins") as its principal independent accountant. This decision to engage Russell was ratified by the majority approval of the Board of Directors of the Company.

      (ii) The Company will file an amended Form 10-KSB for the year ended December 31, 2003 with financial statements that have been audited by Russell & Atkins who are registered with PCAOB. The Company will also file amended Form 10-QSBs for any period in which Birnberg reviewed the Company's financial statements. Management of Tech Laboratories is unaware of any disagreements with Birnberg related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Birnberg's dismissal on October 1, 2004, there has been no disagreement between the Company and Birnberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Birnberg would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

      (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Birnberg's audit report on the financial statements for the year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

      (iv) In connection with its audits for the two most recent fiscal years and review of financial statements through October 1, 2004, there have been no disagreements with Birnberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Birnberg would have caused them to make reference thereto in their report on the financial statements.


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      (v) During the two most recent fiscal years and the interim period subsequent to October 1, 2004, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

      (vi) The Company requested that Birnberg furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2) New Independent Accountants:

      (i) The Company engaged, Russell & Atkins, LC, Oklahoma City, Oklahoma as its new independent auditors as of October 11, 2004. Prior to such date, the Company, did not consult with Russell & Atkins , PLC regarding (i) the application of accounting principles, (ii) the type of audit pinion that might be rendered by Russell & Atkins, PLC, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial statements of business acquired:

           None

      (b)  Exhibits

NUMBER     EXHIBIT
------     ------------------------------------------------------
10.1      Letter from Charles Birnberg, CPA*

*Filed as part of the original Form 8-K filed with the SEC on October 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TECH LABORATORIES, INC.

                                         By: /s/  Bernard Ciongoli
                                           ---------------------------
                                           Bernard Ciongoli
                                           President

October 11, 2004